UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): June 26, 2002



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       Of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671


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Item 5.    Other Events

        The Registrant issued a press release on June 26, 2002, announcing the declaration of a 5% stock dividend.



Item 7.    Exhibits

        The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.              Description
___________              ___________

  99.1                   Press Release of First Keystone
                         Corporation dated June 26, 2002.



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


                            Signatures


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


FIRST KEYSTONE CORPORATION
     (Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:     July 2, 2002



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


EXHIBIT INDEX

Exhibit No.    Description                             Page No.
___________    ___________                             ________

   99.1        Press Release of First Keystone            5
               Corporation dated June 26, 2002.



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